UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2022

Lowell Farms Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56254	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

19 Quail Run Circle, Suite B

Salinas, California 93907

(Address of principal executive offices)

(831) 998-8214

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

On August 22 through 25, 2022, Lowell Farms Inc. (the “Company”) and Indus Holdings Company (“Indus”), a wholly-owned subsidiary of the Company, sold US $2.2 million in convertible debentures maturing on October 13, 2023 (“Debentures”) and warrants. Each purchaser of a Debenture received, for no additional consideration, a warrant (a “Company Warrant”) to purchase subordinate voting shares of the Company (“Shares”) and a warrant (an “Indus Warrant”; the Company Warrants and the Indus Warrants together, the “Warrants”) for the purchase of non-voting shares of Indus (“Indus Shares”). The Debentures sold are convertible into an aggregate of 9,343,100 Shares and the Company Warrants sold are exercisable for an aggregate of 9,343,100 Shares.

Taken together with the sale of Debentures and Warrants reported in the Company’s Current Report on Form 8-K filed on August 19, 2022 (the “August 19 8-K”), the Company and Indus sold a total of $6.4 million in Debentures and Warrants. Reference is made to the August 19 8-K for additional material terms of the Debentures and Warrants.

Proceeds from the sale of the Debentures and Warrants are contemplated to be used for working capital purposes, automation investments and expansion into new markets.

The Debentures, their components and underlying securities were offered and will be issued in reliance upon Rule 506(b) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not requiring registration under Section 5 of the Securities Act. Each investor represented that it is an accredited investor and that it is acquiring the securities for investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the United States federal securities laws. Such securities are “restricted securities” under the Securities Act and may not be transferred, sold or otherwise disposed of unless they are subsequently registered or an exemption is available under the Securities Act. Neither this Current Report on Form 8-K, nor the exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing summaries of the terms of Debentures and Warrants and the subscription agreements related thereto do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of the Debentures, the Warrants and such subscription agreement, which are attached as exhibits to the August 19 8-K .

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2022	Lowell Farms Inc.

	By:	/s/ Brian Shure
Name: Brian Shure
Title: Chief Financial Officer

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